UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

June 25, 2009	( June 18, 2009 )
Date of Report	( Date of earliest event reported )

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170
( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Forward – Looking Statements

This report contains forward-looking statements that can be identified by such terminology such as “believes”, “expects,” “potential,” “plans”, “suggests,” “may,” “should,” “could,” “intends,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance, or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research, development and/or commercial results could be affected by, among other things, uncertainties relating to product development; availability of future financing; unexpected regulatory delays or government regulation generally; the success of third-party marketing efforts; our ability to retain third-party distributors; our ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2009, the voluntary delisting of the Company’s securities from the NYSE Amex Exchange (the “Exchange”) became effective and the Company’s common stock commenced trading on the Over-the-Counter Bulletin Board under the symbol FSNN. The Company previously filed Form 25 with the Securities and Exchange Commission (the “Commission”) so as to delist its securities from the Exchange and deregister from Section 12(b) of the Act.

The Company’s Common Stock Purchase Warrants are expected to trade over-the-counter on the Pink Sheets under the symbol FSNNW.PK. Given the relatively light trading volume of the warrants and their expiration in less than one year, the Company believes that investors will be adequately served by alternative trading in the “pink sheets” for those securities, and anticipates no interruption in their trading.

The Company expects deregistration of its securities from Section 12(b) of the Act to become effective on September 7, 2009, or upon such shorter time as the Commission may determine.

The Company intends to continue to file periodic reports (e.g., 10-K, 10-Q, 8-K) under the Exchange Act.

Item 7.01     Regulation FD Disclosure.

The press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Fusion under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated June 18, 2009, entitled “FUSION COMMON STOCK TRADES ON THE OVER THE COUNTER BULLETIN BOARD.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

By: /s/ BARBARA HUGHES
Barbara Hughes
June 25, 2009	as Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Fusion Telecommunications International, Inc., dated June 18, 2009 entitled, “FUSION COMMON STOCK TRADES ON THE OVER THE COUNTER BULLETIN BOARD.”